Exhibit 10.7

                                   AGREEMENT

      This Agreement is entered into on August 1, 1991 between Future Federal Savings Bank, formerly Future Federal Savings and Loan Association, herein "Future"; Brown-Noltemeyer, Co., a Kentucky Partnership, herein "Brown"; Charles A Brown, Jr.; and Norman V. Noltemeyer, herein "Guarantor"; and Dataguard Recovery Services, Inc., a Kentucky corporation, herein "Dataguard."

                                    RECITAL

      On April 3, 1984 Brown entered into a mortgage loan with Future which is recorded in Mortgage Book 2172, page 612 in the Office of the County Court Clerk of Jefferson County, Kentucky, herein "mortgage." The note, of even date, which is secured thereby, is guaranteed by Guarantors. The real estate, herein "Property" pledged as security is described as follows:

      Being tract 32, Plainview, Section 11, plat of which is of record in Plat and Subdivision
      Book 31, page 27 in the Office of the County
      Court Clerk of Jefferson County, Kentucky.

Brown has this date sold the property to Dataguard and it is the purpose of this Agreement to serve as written consent of mortgagee as provided in paragraph 9 of the mortgage.

                                   AGREEMENT

      1. Future hereby consents to and acknowledges that the property is being sold by Brown to Dataguard.
      2. Dataguard hereby agrees to pay the Note, a copy of which is attached hereto and made a part hereof, and agrees to be bound by all of its terms as well as the terms of the Mortgage as if Dataguard had been one of the mortgagors and Borrowers named and who signed said Note and Mortgage. The principal balance after the crediting of the August 1, 1991 payment is $1,175,112.00.
      3. Brown and Guarantors hereby acknowledge and reaffirm the provisions of paragraph 10 of the mortgage and further SPECIFICALLY AGREE THAT THEY REMAIN LIABLE FOR THE REMAINING INDEBTEDNESS EVIDENCED BY THE NOTE AND MORTGAGE SECURED THEREBY.
      4. All parties hereto acknowledge and agree that this transaction is not to be considered as a loan assumption, but as an additional borrower added to the loan, with the original borrower remaining liable for the debt.
      5. All the terms of the mortgage and note not inconsistent with the foregoing remain in full force and effect.

      IN AFFIRMATION of this conveyance, witness the signatures of "Future", "Brown", "Guarantor" and "Dataguard", August 1, 1991.


FUTURE FEDERAL SAVINGS BANK             BROWN-NOLTEMEYER, CO.,
a corporation                           a Kentucky Partnership

BY: /s/ J. Louis Hagan                  /s/ Charles A. Brown, Jr.
    J. Louis Hagan,                     Charles A. Brown, Jr.
    Senior Vice President               General Partner


                                        /s/ Norman V. Noltemeyer
                                        Norman V. Noltemeyer,
                                        General Partner


/s/ Charles A. Brown, Jr.               DATAGUARD RECOVERY SERVICES, INC.
CHARLES A. BROWN, JR.
Guarantor
                                        BY: /s/ Richard W. Smith
                                            President
/s/ Norman V. Noltemeyer
NORMAN V. NOLTEMEYER
Guarantor


STATE OF KENTUCKY
COUNTY OF JEFFERSON

      The foregoing instrument was acknowledged before me this 31st day of July, 1991 by Charles A. Brown, Jr., as General Partner of Brown-Noltemeyer, Co., a Kentucky Partnership, on behalf of said Partnership; and Charles A. Brown, Jr., individually.

      My commission expires: 1/24/93

      /s/ Julie E. Leppert
      NOTARY PUBLIC, STATE AT LARGE, KENTUCKY

STATE OF KENTUCKY
COUNTY OF JEFFERSON

   The foregoing instrument was acknowledged before me this 1st day of August, 1991 by Richard W. Smith as President of Dataguard Recovery Services, Inc., a Kentucky corporation on behalf of said corporation.

      My commission expires: 10/11/93

      /s/ Louanne S. Love
      NOTARY PUBLIC, STATE AT LARGE, KENTUCKY

STATE OF KENTUCKY
COUNTY OF JEFFERSON

   The foregoing instrument was acknowledged before me this __ day of August, 1991 by Norman V. Noltemeyer, as General Partner of Brown-Noltemeyer, Co., a Kentucky Partnership on behalf of said Partnership; and Norman V. Noltemeyer, individually.

      My commission expires: April 3, 1994

      /s/ Dorothy C. Miller
      NOTARY PUBLIC, STATE AT LARGE, KENTUCKY


STATE OF KENTUCKY
COUNTY OF JEFFERSON

   The foregoing instrument was acknowledged before me this 2nd day of August, 1991 by J. Louis Hagan as Senior Vice President of Future Federal Savings Bank, a corporation on behalf of said corporation.

      My commission expires: July 22, 1994

      /s/ Tami Y. Spangler
      NOTARY PUBLIC, STATE AT LARGE, KENTUCKY


INSTRUMENT PREPARED BY:

/s/ C. L. Nutt
ACKERSON, NUTT, BLANDFORD, YANN & KISER, P.S.C.
Suite 1800, One Riverfront Plaza
Louisville, KY 40202
(502)589-4130